Filed with the Securities and Exchange Commission on March 3, 1999

                                                    1933 Act File No. 33-6898
                                                    1940 Act File No. 811-4741
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 22
                                       and
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 22

                            BULL & BEAR FUNDS I, INC.
               (Exact Name of Registrant as Specified in Charter)

                                11 Hanover Square
                            New York, New York 10005
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-212-785-0900

                                   Copies to:


  Deborah A. Sullivan, Esq.                           Stuart H. Coleman, Esq.
  Bull & Bear Advisers, Inc.                      Stroock & Stroock & Lavan LLP
  11 Hanover Square                                    180 Maiden Lane
  New York, NY 10005                               New York, NY 10038-4982
(Name and Address of Agent for Service)


It is proposed that this filing will become effective 60 days (May 1, 1999) after filing pursuant to paragraph (a) of Rule 485.

         The Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant's most recent Rule 24f-2 Notice was filed March 25,1998

                            BULL & BEAR FUNDS I, INC.

                       Contents of Registration Statement


         This registration statement consists of the following papers and documents.

         Cover Sheet

         Table of Contents

         Cross Reference Sheet - Bull & Bear U.S. and Overseas Fund

         Bull & Bear U.S. and Overseas Fund

               Part A - Prospectus

               Part B - Statement of Additional Information

         Part C - Other Information

         Signature Page

         Exhibits

                            BULL & BEAR FUNDS I, INC.
                       Bull & Bear U.S. and Overseas Fund


              CROSS REFERENCE SHEET FOR ITEMS REQUIRED BY FORM N-1A

Item No.
of Form N-lA                              Caption in Prospectus

      1        Front and Back Cover Pages
      2        "Investment Objective and Strategy", "Main Risks",
               "Past Performance"
      3        "Fees and Expenses of the Fund"
      4        "Investment Objective and Strategy", "Main Risks"
      5        not applicable
      6        "Management"
      7        "Purchasing Shares", "Redeeming Shares", "Account and Transaction
               Policies", "Distributions and Taxes"
      8        "Fees and Expenses of the Fund"
      9        "Financial Highlights"

               Caption in Statement of Additional Information

      10       Cover Page
      11       "Description of the Fund"
      12       "Investment Objective and Strategy", "Investment Restrictions"
      13       "Management of the Fund"
      14       "Management of the Fund"
      15       "Management of the Fund", "Investment Manager"
      16       "Allocation of Brokerage"
      17       Not Applicable
      18       "Determination of Net Asset Value", "Purchase of Shares"
      19       "Distributions and Taxes"
      20       "Distribution of Shares"
      21       "Calculation of Performance Data"
      22       "Financial Statements"

                       Bull & Bear U.S. and Overseas Fund

                          Prospectus Dated May 1, 1999



Bull & Bear U.S. and Overseas Fund seeks to obtain the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers. There is no assurance that the Fund will achieve its investment objective.

       NEWSPAPER LISTING. Shares of the Fund are sold at the net asset value per share which is shown daily in the mutual fund section of newspapers under the "Bull & Bear Group" heading.

This prospectus contains information you should know about the fund before you invest. Please keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.

                                    CONTENTS

INVESTMENT OBJECTIVE AND STRATEGY.............................................2

MAIN RISKS....................................................................2

PAST PERFORMANCE..............................................................3

FEES AND EXPENSES OF THE FUND.................................................3

MANAGEMENT....................................................................5

FINANCIAL HIGHLIGHTS..........................................................5

PURCHASING SHARES.............................................................6

REDEEMING SHARES..............................................................7

ACCOUNT AND TRANSACTION POLICIES..............................................8

DISTRIBUTIONS AND TAXES.......................................................8

FOR MORE INFORMATION.........................................................10

                        INVESTMENT OBJECTIVE AND STRATEGY

Bull & Bear U.S. and Overseas Fund seeks to obtain the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers.

The Fund may invest substantially all of its assets in equity securities of issuers located in foreign countries with developed and/or emerging markets. The fund may invest a portion of its assets in debt securities and in a combination of countries which include the U.S. and foreign markets.

Also, the fund chooses value and growth stocks and may sell an investment when the value or growth of the investment reaches or exceeds its estimated target, when the issuer's investment no longer appears to meet the fund's investment objective, or when the fund must meet redemptions.

The fund may, from time to time, under adverse market conditions and in a few other instances, take temporary defensive positions that are inconsistent with the fund's principal investment strategies, such as investing some or all of its assets in money market securities. When the fund takes such temporary defensive positions, the fund may not achieve its investment objective.

In addition to its investment objective, the fund has adopted certain investment restrictions set forth in the Statement of Additional Information that are fundamental and may not be changed without shareholder approval. The fund's other investment policies are not fundamental and may be changed by the Board of Directors without shareholder approval.

                                   MAIN RISKS

The fund can be exposed to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which the fund invests could adversely affect the value of your investment. Also, if the value of any foreign currency in which the fund's investments are denominated declines relative to the U.S. dollar, the value and total return of your investment in the fund may decline as well.

Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates.

The fund's bond investments are affected by interest rates. When interest rates rise, the prices of bonds typically fall in proportion to their duration. Duration, expressed in years, is based on the estimated payback period, or "duration" of a bond and is the most widely used gauge of sensitivity to interest rate change.

Because the fund is non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

The fund may also invest in cash and cash equivalents, short-term bonds, repurchase agreements and convertible bonds. The fund may also lend portfolio securities to other parties and borrow money to purchase securities.

The fund may engage in options, financial futures, and forward contracts, for which there is no assurance of success.

The portfolio manager's skill in choosing appropriate investments for the fund will determine in large part the fund's ability to achieve its investment objectives.

The fund may lend portfolio securities to borrowers for a fee. Securities may only be lent if the fund receives collateral equal to the market value of the assets lent. Some risk is involved if the borrowers suffer financial problems and are unable to return the assets lent.

The fund expects to trade securities actively. This strategy could increase transaction costs and reduce performance.

There are market and investment risks with any security and the value of an investment in the fund will fluctuate over time and it is possible to lose money invested in the fund.

The fund could be adversely effected if computer systems used by Bull & Bear Advisers, Inc. and the fund's other service providers do not properly process and calculate date-related information on and after January 1, 2000. Bull & Bear Advisers, Inc. is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. There could be a negative impact on the fund.

                                PAST PERFORMANCE

The bar chart provides some indiction of the risks of investing in the fund by showing changes in the fund's performance from year to year. The table compares the fund's average annual returns for the 1, 5 and 10 year periods with those of the (insert index), a -------- index that is unmanaged and fully invested in common stocks. Both the bar chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not necessarily an indication of future performance.

Year-by-year total percent return as of 12/31 each year

                                 Insert Bar Chart

                           Best Quarter (x/xx-x/xx)= X%
                           Worst Quarter (x/xx-x/xx)=X%

Average annual total return for the periods ended 12/31/98


                                    1 Year         5 Years        10 Years
          Bull & Bear U.S. and       x.x%           x.x%            x.x%
              Overseas Fund
             (Insert index)          x.x%           x.x%            x.x%

                          FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.

                                Shareholder Fees
                    (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)...................................... NONE
Maximum Deferred Sales Charge (Load)..................................... NONE
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends................................................................ NONE
Redemption Fee within 30 days of purchase................................ 1.00%
Redemption Fee after 30 days of purchase................................. NONE
Exchange Fees............................................................ NONE

                         Annual fund operating expenses
(expenses that are deducted from fund assets)( as % of average daily net assets)


Management fees.......................................................   x.xx%
Distribution and Service (12b-1) fees.................................   1.00%
Other expenses........................................................   x.xx%
Total Annual Fund Operating Expenses..................................   x.xx%

With the waiver of management fees and reimbursement for other expenses, Management Fees, Other Expenses and Annual Fund Operating Expenses would have been x%, x.xx% and x.xx%, respectively, of average net assets. Expense reimbursement and fee waivers are expected to continue but may be terminated at any time at the option of the Investment Manager.

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


                                                                       One             Three             Five              Ten
                                                                      Year             Years             Years            Years
The example  assumes that you invest $10,000 in the fund for the  time  periods  indicated  and then  redeem  all of your shares at the end of those periods. The Example also assumes that your  investment has a 5% return each year and that the fund's  operating  expenses  remain the same.  Although your actual  costs  may  be  higher  or  lower,  based  on  these
assumptions            your           costs            would
be:.........................................................        $  XXX           $X,XXX            $X,XXX            $X,XXX
                                                                 ------------     -------------     ------------      ------------

This example shows you what you could pay over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. All shares are sold at the end of each time period. This example is for comparison only. The fund's actual return and expenses will be different.

                                   MANAGEMENT

Bull & Bear Advisers, Inc. is the investment manager of the fund, providing day-to-day advice regarding portfolio transactions and is located at 11 Hanover Square, New York, New York 10005. Thomas B. Winmill, President and Chief Executive Officer of the investment manager and the Fund, is the Fund's portfolio manager. Mr. Winmill has served as a member of the Investment Manager's Investment Policy Committee since 1990 and as portfolio manager of the Fund since May 1, 1998.

Generally, the fund pays the investment manager a management fee based on the average daily net assets of the fund, at the annual rate of 1% on the first $10 million and declining thereafter as a percentage of average daily net assets.
From time to time, the Investment Manager may waive all or part of this fee or reimburse the Fund to improve the Fund's total return. During the fiscal year ended December 31, 1998, investment management fees paid by the Fund represented approximately --% of average daily net assets.

Investor Service Center, Inc. is the distributor of the fund and services shareholder accounts. The fund pays the distributor a distribution or 12b-1 fee in an amount of -- of the fund's average daily net assets as compensation for distribution and service activities.

                              FINANCIAL HIGHLIGHTS

This table describes the fund's performance for the past five years. The fiscal year end is December 31. Certain information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown were audited by Tait, Weller & Baker, the fund's independent accountants, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request.

                                                                                Years Ended December 31,


                                                             1998          1997          1996          1995           1994
                                                             ----          ----          ----          ----           ----
PER SHARE DATA1
Net asset value at beginning of period................        --          $7.91         $8.36         $7.08          $8.71
                                                              --          -----         -----         -----          -----
   Net investment income (loss).......................        --          (0.05)        (0.24)        (0.23)         (0.13)
   Net realized and unrealized gain (loss) on
    investments.......................................        --           0.46          0.68          2.00          (1.01)
                                                              --           ----          ----          ----          ------
   Total from investment operations...................        --           0.41          0.44          1.77          (1.14)
                                                              --           ----          ----          ----          ------
   Distributions from net investment income...........        --            --            --            --             --
   Distributions from net realized gains..............        --          (0.97)        (0.89)        (0.49)         (0.49)
Net asset value at end of period......................        --          $7.35         $7.91         $8.36          $7.08
                                                              ==          =====         =====         =====          =====
TOTAL RETURN..........................................        --          5.64%         5.34%         25.11%        (13.12)%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)...........        --          $8,446        $9,836        $9,808         $8,454
Ratio of expenses to average net assets(a)(b).........        --          3.28%         3.20%         3.55%          3.53%
Ratio of net investment income (loss) to average
 net assets(c)........................................        --         (0.63)%       (2.74)%       (2.85)%        (1.65)%
Portfolio turnover rate...............................        --           205%          255%          214%           212%

1 Per share net investment  income (loss) and net realized and  unrealized  gain
(loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. The selected per share data has been restated to reflect the 100% stock dividend effective February 24, 1992. (a) Ratios before the Investment Manager's reimbursement of expenses were 3.84% and 3.59% for the years ended December 31, 1995 and 1994, respectively. (b) Ratio after the reduction of custodian fees under a custodian agreement was 3.22% and 3.49% for 1997 and 1995, respectively. Prior to 1995, such reductions were reflected in the expense ratios. There were no custodian fee credits for 1996. (c) Ratios prior to reimbursement by the Investment Manager were (3.14)% and (1.71)% for the years ended December 31, 1995 and 1994, respectively.

                                PURCHASING SHARES

Your price for fund shares is the fund's next calculation, after the order is placed, of net asset value (NAV) per share which is determined as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time) each day the exchange is open. The fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.

Opening Your Account.

By check. Complete and sign the Account Application that accompanies this prospectus and mail it, along with your check made payable to Bull & Bear U.S. and Overseas Fund, to Investor Service Center, Box 419789, Kansas City, MO 64141-6789 (see Minimum Investments below).

By wire. Telephone Investor Service Center toll-free at 1-888-503-FUND, to give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, and to be assigned a U.S. and Overseas fund account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to:
United Missouri Bank NA, ABA #10-10- 00695; for Account 98-7052-724-3; U.S. and Overseas Fund. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. This service is not available on days when the Federal Reserve wire system is closed (see Minimum Investments below).

                               Minimum Investments


                                            Initial                Additional
Regular account                             $1,000                    $100
Uniform Gifts/Transfers to
     Minors Act custody accounts            $1,000                    $100
Traditional IRA                             $1,000                    $100
Roth IRA                                    $1,000                    $100
SEP-IRA                                     $1,000                    $100
SIMPLE IRA                                  $1,000                    $100
Rollover IRA                                $1,000                    $100
403(b) plan                                 $1,000                    $100
Education IRA                                $500                      N/A
Automatic Investment Program                 $100                     $100
------------------------------------  -------------------  ---------------------

Checks must be payable to Bull & Bear U.S. and Overseas Fund in U.S. dollars. Third party checks cannot be accepted. You may be charged a fee for any check that does not clear.

IRAs and retirement accounts. For more information about the IRAs and retirement accounts listed above, please call Investor Service Center toll-free at 1-888-503-FUND.

Automatic Investment Program. With the Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans explained below. Each plan is designed to facilitate an automatic monthly investment of $100 or more into your fund account.


Bank Transfer Plan                            For making  automatic  investments
                                              from a designated  bank account.
 ................................................................................

Salary Investing Plan                         For  making  automatic investments
                                              through  a  payroll deduction.
 ................................................................................

Government Direct Deposit Plan                For  making  automatic investments
                                              from   your  federal   employment,
                                              Social  Security  or other regular
                                              federal government check.

The fund reserves the right to redeem any account if participation in the program ends and the account's value is less than $1000.

For more information, or to request the necessary authorization form, please call Investor Service Center toll-free at 1-888-503-FUND. You may modify or terminate the Bank Transfer Plan at any time by written notice received 10 days prior to the scheduled investment date. To modify or terminate the Salary Investing Plan or Government Direct Deposit Plan, you should contact your employer or the appropriate U.S. Government agency, respectively.

Adding to Your Account.

By check. Complete a Bull & Bear FastDeposit form and mail it, along with your check, made payable to Bull & Bear U.S. and Overseas Fund, to Investor Service Center, Box 419789, Kansas City, MO 64141-6789 (see Minimum Investments above). If you do not use that form, include a letter indicating the account number to which the subsequent investment is to be credited, and the name of the registered owner.

By Electronic Funds Transfer (EFT). Telephone Investor Service Center toll-free at 1-888-503-FUND. The bank you designate on your Account Application or Authorization Form will be contacted to arrange for the EFT, which is done through the Automated Clearing House system, to your fund account. Requests received by 4 p.m., eastern time, will ordinarily be credited to your fund account within two business days. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check (see Minimum Investments above).

By wire. Subsequent investments by wire may be made at any time without having to call Investor Service Center by simply following the same wiring procedures above (see Minimum Investments above).

                                REDEEMING SHARES

Generally, you may redeem by any of the methods explained below. Requests for redemption should include the following information:

o            name of the registered owner(s) of the account
o            account number
o            fund name
o            amount you want to sell
o            recipient's name and address or wire information

In some instances, a signature guarantee may be required.

By mail. Write to Investor Service Center, Box 419789, Kansas City, MO 64141-6789, and request the specific amount to be redeemed. The request must be signed by the registered owner(s).

By telephone. Telephone Investor Service Center toll-free at 1-888-503-FUND, to expedite redemption of fund shares.

By EFT. Telephone Investor Service Center toll-free at 1-888-503-FUND and request the specific amount to be redeemed through EFT. You may redeem as little as $250 worth of shares by requesting EFT service. EFT proceeds are ordinarily available in your bank account within two business days.

By wire. Telephone Investor Service Center toll-free at 1-888-503-FUND and request the specific amount to be redeemed by wire.

Systematic Withdrawal Plan. If your shares have a value of at least $20,000 you may elect automatic withdrawals from your fund account, subject to a minimum withdrawal of $100. All dividends and distributions are reinvested in the fund.

                        ACCOUNT AND TRANSACTION POLICIES

Order execution. Orders to buy and sell shares are executed at the next NAV calculated after the order has been accepted. Orders received on fund business days by 4 p.m., eastern time, will be redeemed from your account that day. Orders received after 4 p.m., eastern time, will be redeemed from your account on the next fund business day.

Redemption fee. The fund is designed as a long term investment, and short term trading is discouraged. Accordingly, if shares of the fund held for 30 days or less are redeemed or exchanged, the fund will deduct a redemption fee equal to one percent of the NAV of shares redeemed or exchanged.

Redemption payment. Payment for shares redeemed will ordinarily be made within seven days after receipt of the redemption request in proper form.

Accounts with below-minimum balances. If your account balance falls below $500 as a result of selling shares and not because of market action, the fund reserves the right, upon 45 days' notice, to close your account or request that you buy more shares.

Telephone privileges. The fund accepts telephone orders from all shareholders and guards against fraud by following reasonable precautions such as requiring personal identification before carrying out shareholder requests. You could be responsible for any loss caused by an order which later proves to be fraudulent.

Assignment. Fund shares may be transferred to another owner. Instructions are available from Investor Service Center by calling toll-free at 1-888-503-FUND.

                             DISTRIBUTIONS AND TAXES

Distributions. The fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized. Each of these distributions is paid out once a year. Your distributions will be reinvested in the fund unless you instruct the fund otherwise by calling Investor Service Center toll-free at 1-888-503-FUND.

Taxes. Generally, you will be taxed when you sell shares, exchange shares and receive distributions (whether reinvested or taken in cash). Typically, your tax treatment will be as follows:



Transaction                                             Tax treatment
-----------                                             -------------
Income dividends....................................... Ordinary income
Short-term capital gains distributions................. Ordinary income
Long-term capital gains
distributions.......................................... Capital gains
Sales or exchanges of shares
held for more than one year............................ Capital gains or losses
                                                        Gains  are  treated   as
                                                        ordinary income;  losses
Sales or exchanges of shares held                       are subject  to  special
for one year or less................................... rules

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

Each January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because everyone's tax situation is unique, please consult your tax professional about your investment.

                                  (Back Cover)

       FOR MORE INFORMATION about Bull & Bear U.S. and Overseas Fund, Inc.

For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual reports. Contains performance data, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI). Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. A current SAI is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference (is legally considered part of this prospectus).

To Obtain Information

By telephone
Call 1-888-503-FUND

By mail  write to:
Bull & Bear U.S. and Overseas Fund
11 Hanover Square
New York, NY 10005

By e-mail  write to:
info@mutualfunds.net

On the Internet  Fund documents
can be viewed online or downloaded from:
SEC http://www.sec.gov
Bull & Bear U.S. and Overseas Fund  http://www.mutualfunds.net

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800- SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. The fund's Investment Company Act file number is 811-4741.

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



Statement of Additional Information                               May 1, 1999





                       BULL & BEAR U.S. AND OVERSEAS FUND
                                11 Hanover Square
                               New York, NY 10005
                                 1-800-847-4200




   Bull & Bear U.S. and Overseas Fund ("Fund") is a non-diversified series of Bull & Bear Funds I, Inc. ("Corporation"), an open-end management investment company organized as a Maryland corporation. This Statement of Additional
Information regarding the Fund is not a prospectus and should be read in conjunction with the Fund's Prospectus dated May 1, 1999. The Prospectus is available to prospective investors without charge upon request to Investor Service Center, Inc., the Fund's Distributor, by calling 1-800-847-4200.


                                TABLE OF CONTENTS

   THE FUND'S INVESTMENT PROGRAM............................................2
   INVESTMENT RESTRICTIONS..................................................3
   OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES................5
   THE INVESTMENT COMPANY COMPLEX..........................................10
   OFFICERS AND DIRECTORS..................................................10
   INVESTMENT MANAGER......................................................11
   INVESTMENT MANAGEMENT AGREEMENT.........................................12
   DETERMINATION OF NET ASSET VALUE........................................12
   PURCHASE OF SHARES......................................................13
   PERFORMANCE INFORMATION.................................................13
   DISTRIBUTION OF SHARES..................................................16
   ALLOCATION OF BROKERAGE.................................................17
   DISTRIBUTIONS AND TAXES.................................................18
   REPORTS TO SHAREHOLDERS.................................................19
   CUSTODIAN AND TRANSFER AGENT............................................19
   AUDITORS................................................................19
   FINANCIAL STATEMENTS....................................................19
   APPENDIX -- DESCRIPTIONS OF BOND RATINGS................................20


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                          THE FUND'S INVESTMENT PROGRAM

   The  following  information   supplements  the  information   concerning  the
investment objective, policies and limitations of the Fund found in the Prospectus.

   FOREIGN  SECURITIES.  Because  the Fund may  invest  in  foreign  securities, investment in the Fund involves investment risks of adverse political and economic developments that are different from an investment in a fund which invests only in the securities of U.S. issuers. Such risks may include adverse movements in the market value of foreign securities during days on which the Fund's net asset value per share is not determined (see "Determination of Net Asset Value"), the possible imposition of withholding taxes by foreign governments on dividend or interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of dividends or principal and interest on securities in the portfolio.

   The Fund may invest in foreign securities by purchasing American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S.
securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement.

   ILLIQUID ASSETS. The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the Fund's net assets would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days. The term "illiquid assets" for this purpose includes securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

   Illiquid restricted securities may be sold by the Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended ("1933 Act"). Such securities include those that are subject to restrictions contained in the securities laws of other countries. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the U.S., are not included within the meaning of the term "illiquid assets."

   In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

   Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

   The Board of Directors has delegated the function of making day-to-day determinations of liquidity to Bull & Bear Advisers, Inc. ("Investment Manager") pursuant to guidelines approved by the Board. The Investment Manager takes into account a number of factors in reaching liquidity determinations, including (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Investment Manager monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on liquidity determinations to the Board of Directors.

   LOWER RATED DEBT SECURITIES. The Fund is authorized to invest up to 35% of its total assets in debt securities rated below investment grade, although it has no current intention of investing more than 5% of its total assets in such securities during the coming year. Debt securities rated 'Ba' or lower by Moody's Investors Service, Inc. ("Moody's") and 'BB' or lower by Standard & Poor's Ratings Group ("S&P") are considered below investment grade. Debt securities rated below investment grade are deemed by these rating agencies to be predominantly speculative with respect to the issuers' capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Debt securities rated lower than B may include securities that are in default or face the risk of default with respect to principal or interest.

   Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. The Investment Manager will consider such an event in determining whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. See the Appendix to this Statement of Additional Information for further information regarding S&P's and Moody's ratings.

   Lower rated debt securities generally offer a higher current yield than that available from higher grade issues. However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to adverse changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower rated securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such decline in price will not recur. The market for lower rated debt securities may be thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

   U.S. GOVERNMENT SECURITIES. The U.S. government securities in which the Fund may invest include direct obligations of the U.S. government (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities backed by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. In addition, the U.S. government securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. In the case of obligations not backed by the full faith and credit of the U.S. government, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments. Accordingly, these securities may involve more risk than securities backed by the U.S. government's full faith and credit.

   FOREIGN GOVERNMENT SECURITIES. The foreign government securities in which the Fund may invest generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the
European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units (such as the European Currency Unit) of an issuer (including supranational issuers).

   PREFERRED SECURITIES. The Fund may invest in preferred stocks of U.S. and foreign issuers. Such equity securities involve greater risk of loss of income than debt securities because issuers are not obligated to pay dividends. In addition, equity securities are subordinate to debt securities, and are more subject to changes in economic and industry conditions and in the financial conditions of the issuers of such securities.

   REVERSE REPURCHASE AGREEMENTS. Although it has no intention of doing so during its current fiscal year, the Fund may enter into reverse repurchase agreements with banks. Such agreements involve the sale of securities held by the Fund subject to its agreement to repurchase the securities held by the Fund at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings. All borrowings by the Fund are limited to one-third of the Fund's assets and may be entered into only for temporary or emergency purposes. Additionally, while a reverse repurchase agreement is outstanding, the Fund will maintain with its Custodian in a segregated account permissible liquid assets, marked to market daily, in an amount at least equal to the Fund's obligations under the reverse repurchase agreement.

   SHORT SALES. The Fund may engage in short sales if it owns or, by virtue of its ownership of other securities, has the right to obtain without additional cost securities equivalent in kind or amount to the securities sold. This investment technique is known as a short sale "against the box." In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund will not dispose of the securities underlying a short sale while a short sale is outstanding. The Fund intends to engage in short sales against the box for hedging purposes. The Investment Manager expects that the Fund will engage in short sales against the box as a hedge when the Investment Manager believes that the price of a security may decline, or when the Fund wants to sell the security it owns at the current price but wants to defer recognition of gain or loss for tax purposes, or to satisfy certain tests applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended ("Code"). The Investment Manager currently anticipates that no more than 5% of the Fund's total assets would be involved in short sales against the box.

   YEAR 2000 RISKS. Like other investment companies, financial and business organizations around the world, the Fund will be adversely affected if the computer systems used by Bull & Bear Advisers, Inc. and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's major service providers. The Fund does not expect to incur any significant costs in order to address the Year 2000 Problem. However, at this time there can be no assurances that these steps will be sufficient to avoid any adverse impact on the Fund.

                             INVESTMENT RESTRICTIONS

   The Fund has adopted the following fundamental investment restrictions that may not be changed without the approval of the lesser of (a) 67% or more of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. The Fund may not:

1. Purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold 10% of the outstanding securities of that issuer, except that up to 50% of the Fund's total assets may be invested without regard to this limitation and provided that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or securities of other investment companies;

2. Lend money or securities, provided that (i) the making of time or demand deposits with banks, (ii) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with its investment objective and policies and (iii) engaging in securities loan transactions limited to one-third of the Fund's total assets are not prohibited;

3. Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act");

4. Concentrate more than 25% of the value of its assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry. This limitation shall not apply to obligations issued by the U.S. government or its agencies or instrumentalities;

5. Invest in commodities or commodity futures contracts, although it may enter into financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward contracts on foreign currencies;

6. Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate;

7. Underwrite the securities of other issuers except to the extent the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of the Fund's securities. The Fund may buy and sell securities outside the United States which are not registered with the Securities and Exchange Commission ("SEC") or marketable in the United States; or

8. Issue senior securities as defined in the 1940 Act. The following will not be deemed to be senior securities for this purpose: (i) evidences of indebtedness that the Fund is permitted to incur, (ii) the issuance of additional series or classes that the directors may establish, (iii) the Fund's futures, options and forward currency transactions, and (iv) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the SEC, (A) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (B) short sales;

9. The Fund, notwithstanding any other investment policy or restriction (whether or not fundamental) may invest all of its assets in the securities or beneficial interests of a single pooled investment fund having substantially the same objectives, policies and limitations as the Fund.


       The  Fund's  Board  of  Directors   has   established   the   following
non-fundamental investment limitations that may be changed by the Board without shareholder approval:

         The Fund may:

(i) Invest up to 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice.

(ii) Purchase securities issued by other investment companies to the extent permitted under the 1940 Act.

(iii) Pledge, mortgage, hypothecate or otherwise encumber its assets to the extent permitted under the 1940 Act.

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

   REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the Prospectus, the Investment Manager may engage in certain options strategies to attempt to enhance return or for hedging purposes. The Investment Manager also may use securities index futures contracts, interest rate futures contracts, foreign currency futures contracts (collectively, "futures contracts" or "futures"), options on futures contracts and forward currency contracts for hedging purposes or in other circumstances permitted by the CFTC. Certain special characteristics of and risks associated with using these instruments are discussed below. In addition to the non-fundamental investment restrictions 4 and 5 described above, the use of options, forward currency contracts and futures by the Fund is subject to the applicable regulations of the SEC, the several options and futures exchanges upon which such instruments may be traded, the CFTC and the various state regulatory authorities.

   In addition to the products, strategies and risks described below and in the Prospectus, the Investment Manager may discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as the Investment Manager develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. The Investment Manager may utilize these opportunities to the extent they are consistent with the Fund's investment objective, permitted by the Fund's investment limitations and permitted by the applicable regulatory authorities. The Fund's registration statement will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the Prospectus.

   COVER FOR OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. The Fund will not use leverage in its options, futures and forward currency contract strategies. Accordingly, the Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid securities whose value is marked to the market daily in a segregated account with its Custodian in the prescribed amount, or (2) holding securities, currencies or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securi ties, currencies or other options or futures contracts used for cover and securities held in a segregated account cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

   OPTION INCOME AND HEDGING STRATEGIES. The Fund may purchase and write (sell) both exchange-traded options and options traded on the over-the-counter ("OTC") market. Currently, options on debt securities are primarily traded on the OTC market. Although many options on currencies are exchange-traded, the majority of such options currently are traded on the OTC market. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra-party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of any premium paid by the Fund as well as the loss of the expected benefit of the transaction.

   The Fund may purchase call options on securities (both equity and debt) that the Investment Manager intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

   The Fund may purchase put options on securities in order to hedge against a decline in the market value of securities held in its portfolio or to attempt to enhance return. The put option enables the Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

   The Fund may on certain occasions wish to hedge against a decline in the market value of securities held in its portfolio at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other carefully selected securities, the values of which historically have a high degree of positive correlation to the value of such portfolio securities. If the Investment Manager's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which the Fund purchases a put option on a security held in its portfolio. If the Investment Manager's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's portfolio securities and therefore the put option may not provide complete protection against a decline in the value of the Fund's portfolio securities below the level sought to be protected by the put option.

   The Fund may write covered call options on securities in which it is authorized to invest for hedging or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund would be obligated to sell the security at less than its market value. The Fund would give up the ability sell any portfolio securities used to cover the call option while the call option was outstanding. In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the current market value). Portfolio securities used to cover OTC options written also may be considered illiquid, and therefore subject to the Fund's limitation on investing no more than 15% of its net asset in illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

   The Fund also may write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring it to make pay ment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

   The Fund may purchase put and call options and write covered put and call options on securities indexes in much the same manner as the more traditional securities options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A securities index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of securities index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using securities index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the securities in which the Fund invests.

   The Fund may purchase and write covered straddles on securities indexes. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Fund would enter into a long straddle when the Investment Manager believes that it is likely that securities prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Fund would enter into a short straddle when the Investment Manager believes that it is unlikely that securities prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Fund will set aside permissible liquid assets in a segregated account with its Custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security.

   FOREIGN CURRENCY OPTIONS AND RELATED RISKS. The Fund may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities that the Fund holds in its portfolio or that it intends to purchase. For example, if the Fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the currency involved. The Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. Although many options on foreign curren cies are exchange-traded, the majority are traded on the OTC market. The Fund will not purchase or write such options unless, in the Investment Mana ger's opinion, the market for them is sufficiently liquid to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

   The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

   There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers and other market resources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

   SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Fund wishes to terminate its obligation to purchase or sell securities or currencies under a put or a call option it has written, the Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities or currencies under a call or put option it has purchased, the Fund may sell an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.

   In considering the use of options to enhance returns or to hedge the Fund's portfolio, particular note should be taken of the following:

   (1) The value of an option position will reflect, among other things, the current market price of the underlying security, securities index or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, se curities index or currency and general market conditions. For this reason, the successful use of options depends upon the Investment Manager's ability to forecast the direction of price fluctuations in the underlying securities or currency markets or, in the case of securities index options, fluctuations in the market sector represented by the selected index.

   (2) Options normally have expiration dates of up to three years. The exercise price of the options may be below, equal to or above the current market value of the underlying security, securities index or currency. Purchased options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, the Fund will realize a loss in the amount of the premium paid and any transaction costs.

   (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to stocks. Although the Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities and a significant market for foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund will enter into OTC options with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund would be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, which would result in the Fund having to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a covered position with respect to any call option it writes on a security, currency or securities index, the Fund may not sell the underlying securities or currency (or invest any cash securities used to cover the option) during the period it is obligated under such option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

   (4) Securities index options are settled exclusively in cash. If the Fund writes a call option on an index, the Fund will not know in advance the differ ence, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. In addition, a holder of a securities index option who exercises it before the closing index value for that day is available, runs the risk that the level of the underlying index may subsequently change.

   (5) The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs and taxes; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

   FUTURES AND RELATED OPTIONS STRATEGIES. The Fund may engage in futures strategies for hedging purposes to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests. This may involve, among other things, using futures strategies to manage the effective duration of the Fund. If the Investment Manager wishes to shorten the effective duration of the Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Investment Manager wishes to lengthen the effective duration of the Fund, the Fund may buy a futures contract or a call option thereon, or sell a put option.

   The Fund may use interest rate futures contracts and options thereon to hedge its portfolio against changes in the general level of interest rates and in other circumstances permitted by the CFTC. The Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the debt security that the Fund intends to purchase in the future. A rise in the price of the debt security prior to its purchase may either be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt security may result in a corresponding decrease in the value of the futures position. The Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates.

   The Fund may purchase a call option on an interest rate futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The purchase of a call option on an interest rate futures contract is analogous to the purchase of a call option on an individual debt security, which can be used as a temporary substitute for a position in the security itself. The Fund also may write covered put options on interest rate futures contracts as a partial anticipatory hedge and may write covered call options on interest rate futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio. The Fund may also purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

   The Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Fund's portfolio. To the extent that a portion of the Fund's portfolio correlates with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if the Fund correctly anticipates a general market decline and sells securities index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the portfolio. The Fund may purchase securities index futures contracts if a market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which securities may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

   As in the case of a purchase of a securities index futures contract, the Fund may purchase a call option on a securities index futures contract to hedge against a market advance in securities that the Fund plans to acquire at a future date. The Fund may write covered put options on securities index futures as a partial anticipatory hedge and may write covered call options on securities index futures as a partial hedge against a decline in the price of securities held in the Fund's portfolio. This is analogous to writing covered call options on securities. The Fund also may purchase put options on secur ities index futures contracts. The purchase of put options on securities index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Fund.

   The Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of foreign currency in relation to the U.S. dollar. In addition, the Fund may sell foreign currency futures contracts when the Investment Manager anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market value of the Fund's foreign securities holdings or interest payments to be received in that foreign currency. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the Fund of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When the Investment Manager anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in that currency, the Fund may purchase a foreign currency futures contract to hedge against the increased rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign currency exchange rate that may add additional costs to acquiring the foreign security position. The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign currency exchange rate at limited risk. The Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign currency exchange rate while intending to invest in a security denominated in that currency. The Fund may purchase put options on foreign currency futures contracts as a hedge against a decline in the foreign currency exchange rates or the value of its foreign portfolio securities. The Fund may write a covered put option on a foreign currency futures contract as a partial anticipatory hedge and may write a covered call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign currency exchange rates on the value of foreign securities.

   The Fund may also write put options on interest rate, securities index or foreign currency futures contracts while, at the same time, purchasing call options on the same interest rate, securities index or foreign currency futures contract in order to synthetically create an interest rate, securities index or foreign currency futures contract. The options will have the same strike prices and expiration dates. The Fund will only engage in this strategy when it is more advantageous to the Fund to do so as compared to purchasing the futures contract.

   The Fund may also purchase and write covered straddles on interest rate or securities index futures contracts. A long straddle is a combination of a call and a put purchased on the same security at the same exercise price. The Fund would enter into a long straddle when it believes that it is likely that securities prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and put written on the same futures contract at the same exercise price where the same security or futures contract is considered "cover" for both the put and the call. The Fund would enter into a short straddle when it believes that it is unlikely that securities prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Fund will set aside permissible liquid assets in a segregated account with its Custodian equal in value to the amount, if any, by which the put is "in-the-money," that is the amount by which the exercise price of the put exceeds the current market value of the underlying security.

   SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Fund is required to deposit with its Custodian in a segregated account in the name of the futures broker through whom the transaction is effected an amount of cash or liquid securities whose value is marked to the market daily generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on futures contracts is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to the market." For example, when the Fund purchases a contract and the value of the contract rises, the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, the Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction but rather represents a daily settlement of the Fund's obligations to or from a clearing organization.

   Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

   Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Fund to close a position and, in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

   In considering the Fund's use of futures contracts and related options, particular note should be taken of the following:

   (1) Successful use by the Fund of futures contracts and related options will depend upon the Investment Manager's ability to predict movements in the direction of the overall securities, currencies and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying instrument or currency but also to the anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities or currencies being hedged. For example, if the price of the securities index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securi ties being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securi ties being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, the Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the futures contract moves more than the price of the underlying securities, the Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

   (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities or currencies being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities or currencies due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities or currencies that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities or currencies and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

   (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures positions, and in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.

   (4) Like options on securities and currencies, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

   (5) Purchasers of options on futures contracts pay a premium at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying securities index value or the securities or cur rencies being hedged.

   (6) As is the case with options, the Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions and taxes; however, the Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

   SPECIAL RISKS RELATED TO FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above.

   Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the purchase of the underlying futures contract would not result in such a loss.

   FORWARD CURRENCY CONTRACTS. The Fund may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates.

   The Fund may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

   The Fund also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Investment Manager believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

   The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short term currency market movements is extremely difficult and the successful execution of a short term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospects for currency parities will be incorporated into the longer term decisions made with regard to overall investment strategies. However, the Investment Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

   At or before the maturity date of a forward contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

   The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

   Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

                         THE INVESTMENT COMPANY COMPLEX

   The investment companies advised by affiliates of Bull & Bear Group, Inc. ("Investment Company Complex") are:

                               Bull & Bear Dollar Reserves
                               Bull & Bear Gold Investors Ltd.
                               Bull & Bear Special Equities Fund, Inc.
                               Bull & Bear U.S. and Overseas Fund
                               Bull & Bear U.S. Government Securities Fund, Inc. Global Income Fund, Inc.
                               Midas Fund, Inc.
                               Rockwood Fund, Inc.
                               Tuxis Corporation

                             OFFICERS AND DIRECTORS

   The officers and Directors of the Corporation, their respective offices and principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each is 11 Hanover Square, New York, NY 10005.

THOMAS B. WINMILL* -- Chairman, Chief Executive Officer, Co-President, and General Counsel. He is President of the Investment Manager and the
Distributor, and of their affiliates. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is a son of Bassett S. Winmill and brother of Mark C. Winmill. He is also a Director of eight other investment companies in the Investment Company
Complex. He was born June 25, 1959.

ROBERT D. ANDERSON* -- Vice Chairman and Director. He is Vice Chairman and a Director of two other investment companies in the Investment Company Complex and of the Investment Manager and its affiliates. He is a former member of the District #12, District Business Conduct and Investment Companies Committees of the NASD. He was born December 7, 1929.

BRUCE B. HUBER, CLU, ChFC, MSFS -- Director. 3443 Highway 66, Neptune, NJ 07753. He is a Financial Representative with New England Financial specializing in financial, estate and insurance matters. From March 1995 to December 1995, he was President of Huber Hogan Knotts Consulting, Inc., financial consultants and insurance planners. From 1988 to 1990, he was Chairman of Bruce Huber Associates. He is also a Director of five other investment companies in the Investment Company Complex. He was born February 7, 1930.

JAMES E. HUNT -- Director. One Dag Hammarskjold Plaza, New York, NY 10017. He is
 a principal of Hunt & Howe Inc., executive recruiting consultants.
He is also a Director of five other investment companies in the Investment Company Complex. He was born December 14, 1930.

JOHN B. RUSSELL -- Director. 334 Carolina Meadows Villa, Chapel Hill, NC 27514. He is a Director of Wheelock, Inc., a manufacturer of signal products, and a consultant for the National Executive Service Corps in the health care industry. He is also a Director of five other investment companies in the Investment Company Complex. He was born February 9, 1923.

* Thomas B. Winmill and Robert D. Anderson are "interested persons" of the Fund as defined by the 1940 Act, because of their positions with the Investment Manager.

The executive officers of the Fund, each of whom serves at the pleasure of the Board of Directors, are as follows:

MARK C. WINMILL -- Co-President. He is President of Bull & Bear Securities, Inc., an affiliate of the Investment Manager. He received his M.B.A. from the Fuqua School of Business at Duke University in 1987. From 1983 to 1985 he was Assistant Vice President and Director of Marketing of E.P. Wilbur
& Co., Inc., a real estate development and syndication firm and Vice President of E.P.W. Securities, its broker/dealer subsidiary. He is a son of Bassett
S. Winmill and brother of Thomas B. Winmill. He is also a Director of five other investment companies in the Investment Company Complex. He was born November 26, 1957.

THOMAS B. WINMILL -- Chairman, Chief Executive Officer, Co-President, and General Counsel. (see biographical information above)

ROBERT D. ANDERSON -- Vice Chairman and Director. (see biographical information above)

STEVEN A. LANDIS -- Senior Vice President. He is Senior Vice President of the Investment Manager and certain of its affiliates. From 1993 to 1995, he was Associate Director -- Proprietary Trading at Barclays De Zoete Wedd Securities Inc., and from 1992 to 1993 he was Director, Bond Arbitrage at WG Trading Company. He was born March 1, 1955.

JOSEPH LEUNG, CPA -- Chief Accounting Officer, Chief Financial Officer and Treasurer. He is Treasurer and Chief Accounting Officer of the Investment Manager and its affiliates. From 1992 to 1995 he held various positions with Coopers & Lybrand L.L.P., a public accounting firm. He is a member of the American Institute of Certified Public Accountants. He was born September 15, 1965.

DEBORAH ANN SULLIVAN -- Chief Compliance Officer, Secretary and Vice President. She is Chief Compliance Officer, Secretary and Vice President of the investment companies in the Investment Company Complex, and the Investment Manager and its affiliates. From 1993 through 1994 she was the Blue Sky Paralegal for SunAmerica Asset Management Corporation and from 1992 through 1993 she was Compliance Administrator and Blue Sky Administrator with Prudential Securities, Inc. and Prudential Mutual Fund Management, Inc. She earned her Juris Doctor at Hofstra University, School of Law. She was born June 13, 1969.


COMPENSATION TABLE


                                               Pension or Retirement    Estimated Annual     Total Compensation From Registrant and
NAME OF PERSON,      Aggregate Compensation    Benefits Accrued as Part Benefits Upon        Investment Company Complex
POSITION              From Registrant          of Fund Expenses         Retirement           Paid to Directors
Bruce B. Huber,      $400                      None                     None                 $12,500 from 6
Director                                                                                     Investment Companies
James E. Hunt,       $400                      None                     None                 $12,500 from 6
Director                                                                                     Investment Companies
John B. Russell,     $400                      None                     None                 $12,500 from 6
Director                                                                                     Investment Companies



   Information in the above table is based on fees paid during the year ended December 31, 1997.

   No officer, Director or employee of the Fund's Investment Manager receives any compensation from the Fund for acting as an officer, Director or employee of the Fund. As of April 1, 1998, officers and Directors of the Fund owned less than 1% of the outstanding shares of the Fund. As of April 1, 1998, no shareowner of record owned 5% or more of the Fund's outstanding shares.

                               INVESTMENT MANAGER

   The Fund's Investment Manager is Bull & Bear Advisers, Inc., 11 Hanover Square, New York, NY 10005. The Investment Manager, a registered investment adviser, is a wholly-owned subsidiary of Group. The other principal subsidiaries of Group include Investor Service Center, Inc., the Fund's Distributor and a registered broker/dealer, Midas Management Corporation and Rockwood Advisers, Inc., registered investment advisers, and Bull & Bear Securities, Inc., a registered broker/dealer providing discount brokerage services.

   Group is a publicly owned company whose securities are listed on the Nasdaq Stock Market and traded in the over-the-counter market. Bassett S. Winmill may be deemed a controlling person of Group and the Investment Manager on the basis of his ownership of 100% of Group's voting stock. The Fund and its investment company affiliates had net assets in excess of $300,000,000 as of March 31, 1998.

                         INVESTMENT MANAGEMENT AGREEMENT

   Under the Investment Management Agreement, the Fund assumes and pays all expenses required for the conduct of its business including, but not limited to, custodian and transfer agency fees, accounting and legal fees, investment management fees, fees of disinterested Directors, association fees, printing, salaries of certain administrative and clerical personnel, necessary office space, all expenses relating to the registration or qualification of the shares of the Fund under Blue Sky laws and reasonable fees and expenses of counsel in connection with such registration and qualification, miscellaneous expenses and such non-recurring expenses as may arise, including actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and Directors with respect thereto. For the fiscal years ended December 31, 1996, 1997 and 1998, the Fund paid to the Investment Manager aggregate investment management fees of $102,565, $91,519 and $_______ respectively, of which $0, $0 and $______ was waived for the years 1996, 1997 and 1998 respectively, pursuant to the expense guarantee described below.

   The Investment Manager has agreed in the Investment Management Agreement that it will guarantee that the operating expenses of the Fund (including investment management fees but excluding taxes, interest, brokerage commissions, expenses incurred pursuant to a distribution plan under Rule 12b-1 of the 1940 Act, and certain extraordinary expenses), expressed as a percentage of average daily net assets, will not exceed for each fiscal year the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale. Currently, the Fund is not subject to any such state-imposed limitation.

   If requested by the Board of Directors, the Investment Manager may provide other services to the Fund such as, without limitation, the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the account of the Fund and the costs of the Investment Manager in rendering such services shall be reimbursed by the Fund, subject to examination by those directors of the Fund who are not interested persons of the Investment Manager or any affiliate thereof. For such services, the Fund reimbursed the Investment Manager $6,275, $3,856 and $______ for the fiscal years ended December 31, 1996, 1997, and 1998, respectively.

   The  Investment   Management  Agreement  is  not  assignable  and  terminates automatically in the event of its assignment. The Investment Management Agreement may also be terminated without penalty on 60 days' written notice at the option of either party thereto or by a vote of the Corporation's shareholders. The Investment Management Agreement provides that the Investment Manager shall not be liable to the Corporation or the Fund or any shareholder of the Corporation or the Fund for any error of judgment or mistake of law or for any loss suffered by the Corporation or the Fund or the Corporation's shareholders in connection with the matters to which the Investment Management Agreement relates. Nothing contained in the Investment Management Agreement, however, shall be construed to protect the Investment Manager against any liability to the Corporation or the Fund or the Corporation's shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under the Investment Management Agreement.

   Group has granted the Fund a non-exclusive license to use various service marks including "Bull & Bear", "Bull & Bear Performance Driven", and "Performance Driven" under certain terms and conditions on a royalty free basis. Such license will be withdrawn in the event the Fund's investment manager shall not be the Investment Manager or another subsidiary of Group. If the license is terminated, the Fund will eliminate all reference to "Bull & Bear" in its corporate name and cease to use any of such service marks or any similar service marks in its business.

                        DETERMINATION OF NET ASSET VALUE

   The Fund's net asset value per share is calculated as of the close of regular trading for equity securities on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. eastern time, unless weather, equipment failure, or other factors contribute to an earlier closing) each day the NYSE is open for trading. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because a substantial portion of the Fund's net assets may be invested in foreign securities and/or foreign currencies, trading in each of which is conducted in foreign markets which are not necessarily closed on U.S. holidays, the net asset value per share may be significantly affected on days when a shareholder has no access to the Fund or its transfer agent.

   Securities owned by the Fund are valued by various methods depending on the market or exchange on which they trade. Securities traded on the New York Stock Exchange, the American Stock Exchange and the Nasdaq Stock Market are valued at the last sale price, or if no sale has occurred, at the mean between the current bid and asked prices. Securities traded on other exchanges are valued as nearly as possible in the same manner. Securities traded only over-the-counter are valued at the mean between the last available bid and ask quotations, if available, or at their fair value as determined in good faith by or under the general direction of the Board of Directors. Short term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

   Foreign securities are valued at the last sale price in a principal market where they are traded, or, if last sale prices are unavailable, at the mean between the last available bid and ask quotations. Foreign security prices are expressed in their local currency and translated into U.S. dollars at current exchange rates. Any changes in the value of forward contracts due to exchange rate fluctuations are included in the determination of net asset value. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events will not be reflected in a computation of a Fund's net asset value on that day. If events materially affecting the value of such securities or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

   Price quotations generally are furnished by pricing services, which may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations.

                               PURCHASE OF SHARES

   The Fund will only issue shares upon payment of the purchase price by check made drawn to the Fund's order in U.S. dollars on a U.S. bank, or by Federal Reserve wire transfer. Third party checks, credit cards, and cash will not be accepted. The Fund reserves the right to reject any order, to cancel any order due to nonpayment, to accept initial orders by telephone or telegram, and to waive the limit on subsequent orders by telephone, with respect to any person or class of persons. Orders to purchase shares are not binding on the Fund until they are confirmed by the Fund's transfer agent. If an order is canceled because of non-payment or because the purchaser's check does not clear, the purchaser will be responsible for any loss the Fund incurs. If the purchaser is already a shareholder, the Fund can redeem shares from the purchaser's account to reimburse the Fund for any loss. In addition, the purchaser may be prohibited or restricted from placing future purchase orders in the Fund or any of the other Funds in the Investment Company Complex. In order to permit the Fund's shareholder base to expand, to avoid certain shareholder hardships, to correct transactional errors, and to address similar exceptional situations, the Fund may waive or lower the investment minimums with respect to any person or class of persons. The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A shareholder's order will be priced at the Fund's net asset value next computed after such order is accepted by an authorized broker or the broker's authorized designee.

                             PERFORMANCE INFORMATION

   All advertised or published average annual total return and total return figures are based upon historical performance information and are not intended to indicate future performance. The investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Consequently, quotations of average annual total return and total return should not be considered as representative of what the Fund's total return will be in the future. Although the Fund imposes a 1% redemption fee on the redemption of shares held for 30 days or less, all of the periods for which performance is quoted are longer than 30 days, and therefore the 1% fee is not reflected in the performance calculations. In addition, there is no sales charge upon reinvestment of dividends or other distributions. Performance is a function of the type and quality of portfolio securities and will reflect general market conditions and operating expenses. This Statement of Additional Information may be in use for a full year and performance results for periods subsequent to December 31, 1997 may vary substantially from those shown below.

TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN

   The Fund will advertise its average annual total return over specified periods. The Fund computes its average annual total return by determining the average annual compounded rate of return during specified periods that compares the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

T~~=~~  (~ERV OVER P~) SUP {1 OVER n}~~-~~1



Where:

           T = average annual total return.

           ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period which assumes all dividends and other distributions by the Fund are reinvested on the reinvestment date during the period.

           P = hypothetical initial payment of $1,000.

           n    =        period covered by the computation, expressed in terms
                         of years.

   The Fund's average annual total return for the ten, five and one year periods ended December 31, 1998 was ____%, ____%, and ____%, respectively.


CUMULATIVE TOTAL RETURN


   Cumulative total return is calculated by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                                           CTR = ( ERV-P )100
                                                                    P

           CTR          =    Cumulative total return

           ERV          =    ending redeemable value at the end of the period
                             of a hypothetical $1,000 payment made at the beginning of such period

           P            =    initial payment of $1,000


This calculation assumes that all dividends and other distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. Although the Fund imposes a 1% redemption fee on the redemption of shares held for 30 days or less, all of the periods for which performance is quoted are longer than

30 days, and therefore the 1% fee is not reflected in the performance calculations. The Fund's "cumulative total return" or "total return" or "cumulative growth," expressed as a percentage rate and as the value of a hypothetical $1,000 and $10,000 initial investment at the end of the period, for the periods set forth below, commencing on the date set forth and ending on December 31, 1998, together with the average annual return for such periods, are set forth below:


      START OF PERIODS                                            TOTAL            ENDING VALUE OF A $1,000       ENDING VALUE OF A
      ENDING 12/31/97          AVERAGE ANNUAL RETURN             RETURN                   INVESTMENT             $10,000 INVESTMENT
===================================================================================================================================
      January 1, 1998                  ____%                      _____%                   $________                 $_________
      January 1, 1997                  5.64%                      5.64%                    $1,056.44                 $10,564.45
      January 1, 1996                  5.49%                      11.29%                   $1,112.91                 $11,129.08
      January 1, 1995                 11.66%                      39.23%                   $1,392.35                 $13,923.47
      January 1, 1994                  4.87%                      20.96%                   $1,209.64                 $12,096.41
      January 1, 1993                  8.92%                      53.27%                   $1,532.74                 $15,327.40
      January 1, 1992                  6.90%                     49.25%                    $1,492.48                 $14,924.76
      January 1, 1991                  9.02%                      83.02%                   $1,830.19                 $18,301.94
      January 1, 1990                  6.65%                      67.36%                   $1,673.59                 $16,735.95
      January 1, 1989                  7.13%                      85.82%                   $1,858.21                 $18,582.12
      January 1, 1988                  7.21%                     100.67%                   $2,006.66                 $20,066.60


   The Fund may provide the above described standardized total return for a period which ends as of not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for a recent month or quarter. For example, the Fund's nonstandardized total return for the three months ended December 31, 1997 was approximately (8.09)%. Such nonstandardized total returns are computed as otherwise described above except that no annualization is made.

   The Investment Manager and certain of its affiliates serve as investment managers to the Fund and other affiliated investment companies, which have individual and institutional shareholder investors throughout the United States and in 37 foreign countries. The Fund may also provide performance information based on an initial investment in the Fund and/or cumulative investments of varying amounts over periods of time. Some or all of this information may be provided either graphically or in tabular form.

SOURCE MATERIAL

   From time to time, in marketing pieces and other Fund literature, the Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund. Sources for Fund performance information may include, but are not limited to, the following:

Bank Rate Monitor, a weekly publication which reports yields on various bank money market accounts and certificates of deposit.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance and other data.

Bloomberg, a computerized market data source and portfolio analysis system.

Bond Buyer Municipal Bond Index (20 year), an index of municipal bonds provided by a national periodical reporting on municipal securities.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CDA/Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Consumer's  Digest,  a  bimonthly   magazine  that  periodically   features  the
performance of a variety of investments, including mutual funds.

Financial Times, Europe's business newspaper, which from time to time reports the performance of specific investment companies in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Goldman Sachs Convertible Bond Index -- currently includes 67 bonds and 33 preferred shares. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds.

Growth Fund Guide, a newsletter providing a mutual fund rating service published for over 25 years.

IBC's Money Fund Report, a weekly publication of money market fund total net assets, yield, and portfolio composition.

Individual   Investor,   a  newspaper  that  periodically  reviews  mutual  fund
performance and other data.

Investment Advisor, a monthly publication reviewing performance of mutual funds.

Investor's Business Daily, a nationally distributed newspaper which regularly covers financial news.

Kiplinger's Personal Finance Magazine, a monthly publication periodically reviewing mutual fund performance.

Lehman Brothers, Inc. "The Bond Market Report" reports on various Lehman Brothers bond indices.

Lehman Government/Corporate Bond Index -- is a widely used index composed of government, corporate, and mortgage backed securities.

Lehman Long Term Treasury Bond -- is composed of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

Lipper Analytical Services, Inc., a publication periodically reviewing mutual funds industry-wide by means of various methods of analysis.

Merrill Lynch Pierce Fenner & Smith Taxable Bond Indices reports on a variety of bond indices.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley Capital International World Index measures the performance of stock markets in 16 nations, including Australia, Hong Kong, Germany, the United Kingdom, Canada, and the United States.

Morningstar, Mutual Fund Values, publications of Morningstar, Inc., periodically reviewing mutual funds industry-wide by means of various methods of analysis and textual commentary.

Mutual Fund Forecaster, a newsletter providing a mutual fund rating service.

Nasdaq Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter that reports on mutual fund performance, rates funds, and discusses investment strategies for mutual fund investors.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a special section reporting on mutual fund performance, yields, indices, and portfolio holdings.

Russell 3000 Index -- consists of the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the Nasdaq over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

Russell 2000 Small Company Stock Index -- consists of the smallest 2,000 stocks within the Russell 3000; a widely used benchmark for small capitalization common stocks.

Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Brothers High-Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Salomon Brothers Broad Investment-Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

Salomon Brothers Market Performance tracks the Salomon Brothers bond index.

Standard & Poor's 500 Composite Stock Price Index -- is an index of 500 companies representing the U.S. stock market.

Standard & Poor's 100 Composite Stock Price Index -- is an index of 100 companies representing the U.S. stock market.

Standard & Poor's Preferred Index is an index of preferred securities.

Success, a monthly magazine targeted to the world of entrepreneurs and growing businesses, often featuring mutual fund performance data.

USA  Today,  a  national   newspaper  that  periodically   reports  mutual  fund
performance data.

U.S. News and World Report, a national weekly that periodically reports mutual fund performance data.

The Wall Street Journal, a nationally distributed newspaper which regularly covers financial news.

The Wall Street Transcript, a periodical reporting on financial markets and securities.

Wilshire 5000 Equity Indexes -- consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

   Indices prepared by the research departments of such financial organizations as Salomon Smith Barney Holdings, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Bear Stearns & Co., Inc., and Ibbotson Associates may be used, as well as information provided by the Federal Reserve Board.

                             DISTRIBUTION OF SHARES

   Pursuant to a Distribution Agreement, Investor Service Center, Inc. acts as the principal Distributor of the Fund's shares. Under the Distribution
Agreement, the Distributor uses its best efforts, consistent with its other businesses, to sell shares of the Fund. Fund shares are offered continuously. Pursuant to a Plan of Distribution ("Plan") adopted under Rule 12b-1 of the 1940 Act, the Fund pays the Distributor monthly a fee in the amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for service activities and a fee in the amount of three-quarters of one percent per annum of the Fund's average daily net assets as compensation for distribution activities.

   In performing distribution and service activities pursuant to the Plan, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including, but not limited to: advertising, direct mail, and promotional expenses; compensation to the Distributor and its employees; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor, the Investment Manager, the Fund, and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts; fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of the Fund such as office rent and equipment, employee salaries, employee bonuses and other overhead expenses.

   Among other things, the Plan provides that (1) the Distributor will submit to the Corporation's Board of Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment or agreement related thereto is approved, by the Board of Directors, including those Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan ("Plan Directors"), acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Plan Directors, or by vote of a majority of the outstanding voting securities of the Fund, (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund and (4) while the Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund shall be committed to the discretion of the Directors who are not interested persons of the Fund.

   With the approval of the vote of a majority of the entire Board of Directors and of the Plan Directors of the Fund, the Distributor has entered into a related agreement with Hanover Direct Advertising Company, Inc. ("Hanover Direct"), a wholly owned subsidiary of Group, in an attempt to obtain cost savings on the marketing of the Fund's shares. Hanover Direct will provide services to the Distributor on behalf of the Fund and other affiliated investment companies at standard industry rates, which includes commissions. The amount of Hanover Direct's commissions over its cost of providing Fund marketing will be credited to the Fund's distribution expenses and represent a savings on marketing to the benefit of the Fund. To the extent Hanover Direct's costs exceed such commissions, Hanover Direct will absorb any such costs.

   It is the opinion of the Board of Directors that the Plan is necessary to maintain a flow of subscriptions to offset redemptions. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become uneconomic. Furthermore, an extended period of significant net redemptions may be detrimental to orderly management of the portfolio. Offsetting redemptions through sales efforts benefits shareholders by maintaining the viability of a fund. In periods where net sales are achieved, additional benefits may accrue relative to portfolio management and increased shareholder servicing capability. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder inquiries and needs. While net increases in total assets are desirable, the primary goal of the Plan is to prevent a decline in assets serious enough to cause disruption of portfolio management and to impair the Fund's ability to maintain a high level of quality shareholder services.

   The Plan increases the overall expense ratio of the Fund; however, a substantial decline in Fund assets is likely to increase the portion of the Fund's expense ratio comprised of management fees and fixed costs (i.e., costs other than the Plan) while a substantial increase in Fund assets would be expected to reduce the portion of the expense ratio comprised of management fees (reflecting a larger portion of the assets falling within fee scale-down levels), as well as of fixed costs. Nevertheless, the net effect of the Plan is to increase overall expenses. To the extent the Plan maintains a flow of subscriptions to the Fund, there results an immediate and direct benefit to the Investment Manager by maintaining or increasing its fee revenue base, diminishing the obligation, if any, of the Investment Manager to make an expense reimbursement to the Fund, and eliminating or reducing any contribution made by the Investment Manager to marketing expenses. Other than as described herein, no Director or interested person of the Fund had any direct or indirect financial interest in the operation of the Plan or any related agreement.

   Of the amounts paid to the Distributor during the Fund's fiscal year ended December 31, 1998, approximately $_____ represented paid expenses incurred for advertising, $______ for printing and mailing prospectuses and other information to other than current shareholders, $______ for salaries of marketing and sales personnel, $___ for payments to third parties who sold shares of the Fund and provided certain services in connection therewith, and $______ for overhead and miscellaneous expenses. These amounts have been derived by determining the ratio each such category represents to the total expenditures incurred by the Distributor in performing services pursuant to the Plan and then applying such ratio to the total amount of compensation received by the Distributor pursuant to the Plan.

   The Glass-Steagall Act prohibits certain banks from engaging in the business of underwriting, selling, or distributing securities such as shares of a mutual fund. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in the Distributor's opinion it should not prohibit banks from being paid for shareholder services under the Plan. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or the Fund were prevented from continuing these arrangements, it is expected that other arrangements for these services will be made. In addition, state securities laws on this issue may differ from the interpretation of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

                             ALLOCATION OF BROKERAGE

   The Fund seeks to obtain prompt execution of orders at the most favorable net prices. Fund transactions in debt and over-the-counter securities generally are with dealers acting as principals at net prices with little or no brokerage costs. In certain circumstances, however, the Fund may engage a broker as agent for a commission to effect transactions for such securities. Transactions are directed to brokers and dealers qualified to execute orders or provide research, brokerage or other services, and who may sell shares of the Fund or of other affiliated funds. The Investment Manager may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against the Custodian's charges. No formula exists and no arrangement is made with or promised to any broker/dealer which commits either a stated volume or percentage of brokerage business based on research, brokerage or other services furnished to the Investment Manager or upon sale of Fund shares. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. While the Investment Manager generally seeks competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

   The Investment Manager directs portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services, sales of shares of the Fund or other Funds advised by the Investment Manager or its affiliates. With respect to brokerage and research services, consideration may be given in the selection of broker/dealers to brokerage or research services provided and payment may be made of a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), or other applicable law are met.
Section 28(e) of the 1934 Act was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Thus, although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager seeks the best value for the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers.

   Currently, it is not possible to determine the extent to which commissions that reflect an element of value for brokerage or research services might exceed commissions that would be payable for execution alone, nor generally can the value of such services to the Fund be measured, except to the extent such services have a readily ascertainable market value. There is no certainty that services so purchased, or the sale of Fund shares, if any, will be beneficial to the Fund, and it may be that other affiliated investment companies will derive benefit therefrom. Such services being largely intangible, no dollar amount can be attributed to benefits realized by the Fund or to collateral benefits, if any, conferred on affiliated entities. These services may include "brokerage and research services" as defined in Section 28(e)(3) of the 1934 Act, which presently include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the
availability  of  securities  or  purchasers  or  sellers  of  securities,   (2)
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Pursuant to arrangements with certain broker/dealers, such broker/dealers provide and pay for various computer hardware, software and services, market pricing information, investment subscriptions and memberships, and other third party and internal research of assistance to the Investment Manager in the performance of its investment decision-making responsibilities for transactions effected by such broker/dealers for the Fund. Commission "soft dollars" may be used only for "brokerage and research services" provided directly or indirectly by the broker/dealer and under no circumstances will cash payments be made by such broker/dealers to the Investment Manager. To the extent that commission "soft dollars" do not result in the provision of any "brokerage and research services" by a broker/dealer to whom such commissions are paid, the commissions, nevertheless, are the property of such broker/dealer. To the extent such services are utilized by the Investment Manager for other than the performance of its investment decision-making responsibilities, the Investment Manager makes an appropriate allocation of the cost of such services according to their use.

   Investment decisions for the Fund and for the other Funds managed by the Investment Manager or its affiliates are made independently based on each Fund's investment objectives and policies. The same investment decision, however, may occasionally be made for two or more Funds. In such a case, the Investment Manager may combine orders for two or more Funds for a particular security (a "bunched trade") if it appears that a combined order would reduce brokerage commissions and/or result in a more favorable transaction price. All accounts participating in a bunched trade shall receive the same execution price with all transaction costs (e.g. commissions) shared on a pro rata basis. In the event that there are insufficient securities to satisfy all orders, the partial amount executed shall be allocated among participating accounts pro rata on the basis of order size. In the event of a partial fill and the portfolio manager does not deem the pro rata allocation of a specified number of shares to a particular account to be sufficient, the portfolio manager may waive in writing such allocation. In such event, the account's pro rata allocation shall be reallocated to the other accounts that participated in the bunched trade. Following trade execution, portfolio managers may determine in certain instances that it would be fair and equitable to allocate securities purchased or sold in such trade in a manner other than that which would follow from a mechanical application of the procedures outlined above. Such instances may include (i) partial fills and special accounts (In the event that there are insufficient securities to satisfy all orders, it may be fair and equitable to give designated accounts with special investment objectives and policies some degree of priority over other types of accounts.); (ii) unsuitable or inappropriate investment (It may be appropriate to deviate from the allocation determined by application of these procedures if it is determined before the final allocation that the security in question would be unsuitable or inappropriate for one or more of the accounts originally designated). While in some cases this practice could have a detrimental effect upon the price or quantity available of the security with respect to the Fund, the Investment Manager believes that the larger volume of combined orders can generally result in better execution and prices. The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Fund or other affiliated investment companies do business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Group, the parent of the Investment Manager, and may provide clearing services to BBSI.

   During the fiscal years ended December 31, 1996, 1997 and 1998, the Fund paid total brokerage commissions of $106,792, $69,075 and $______, respectively. For the fiscal year ended December 31, 1997, $45,403 in brokerage commissions was allocated to broker/dealers that provided research, analytical, statistical, and other services to the Fund, including third party research, market and comparative industry information, portfolio analysis services, computerized market data and other services. For the fiscal year ended December 31, 1997, $497 in brokerage commissions was allocated to broker/dealers for selling shares of the Fund and other Funds advised by the Investment Manager or its affiliates. During the Fund's fiscal years ended December 31, 1996, 1997 and 1998, the Fund paid $9,291, $23,672 and $_____, respectively, in brokerage commissions to BBSI, which represented 8.70%, 34.27% and _____%, respectively, of the total brokerage commissions paid by the Fund and 22.62%, 40.01% and ____%, respectively, of the aggregate dollar amount of transactions involving the payment of commissions.


   The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Fund or other affiliated investment companies do business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Group, the parent of the Investment Manager, and may provide clearing services to BBSI.

   The Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when the Investment Manager deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.

                             DISTRIBUTIONS AND TAXES

   If the U.S. Postal Service cannot deliver a shareholder's check, or if a shareholder's check remains uncashed for six months, the Fund reserves the right to credit the shareholder's account with additional Fund shares at the then current net asset value in lieu of the cash payment and to thereafter issue such shareholder's distributions in additional Fund shares.

   The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Code. To qualify for that treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"), and (2) the Fund's investments must satisfy certain diversification requirements. In any year during which the applicable provisions of the Code are satisfied, the Fund will not be liable for Federal income tax on net income and gains that are distributed to its shareholders. If for any taxable year the Fund does not qualify for treatment as a RIC, all of its taxable income would be taxed at corporate rates.

   A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

   A loss on the sale of Fund shares that were held for six months or less will be treated as a long term (rather than a short term) capital loss to the extent the seller received any capital gain distributions attributable to those shares.

   Any dividend or other distribution will have the effect of reducing the net asset value of the Fund's shares on the payment date by the amount thereof. Furthermore, any such dividend or other distribution, although similar in effect to a return of capital, will be subject to taxes. Dividends and other distributions may also be subject to state and local taxes.

   The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) 98% of its ordinary income, (2) 98% of its capital gain net income (determined on an October 31 fiscal year basis), plus (3) generally, income and gain not distributed or subject to corporate tax in the prior calendar year. The Fund intends to avoid imposition of the Excise Tax by making adequate distributions.

   Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions' income taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's Federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

   The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund", then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long term capital gain over net short term capital loss) even if they are not distributed to the Fund; those amounts likely would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

   For tax years beginning after December 31, 1997, open-end RICs, such as the Fund, are entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

   The Taxpayer Relief Act of 1997 included constructive sale provisions that generally will apply if a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures or forward contract or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified as hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

   The foregoing discussion of Federal tax consequences is based on the tax law in effect on the date of this Statement of Additional Information, which is subject to change by legislative, judicial, or administrative action. The Fund may be subject to state or local tax in jurisdictions in which it may be deemed to be doing business.

                             REPORTS TO SHAREHOLDERS

   The Fund issues, at least semi-annually, reports to its shareholders including a list of investments held and statements of assets and liabilities, income and expense, and changes in net assets of the Fund. The Fund's fiscal year ends on December 31.

                          CUSTODIAN AND TRANSFER AGENT

   Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105, ("Custodian") has been retained to act as Custodian of the Fund's investments and may appoint one or more subcustodians. The Custodian also performs accounting services for the Fund. As part of its agreement with the Fund, the Custodian may apply credits or charges for its services to the Fund for, respectively, positive or deficit cash balances maintained by the Fund with the Custodian. DST Systems, Inc., Box 419789, Kansas City, MO 64141-6789 acts as the Fund's Transfer and Dividend Disbursing Agent. The Distributor provides certain shareholder administration services to the Fund pursuant to a Shareholder Services Agreement and is reimbursed by the Fund the actual costs incurred with respect thereto. For services performed pursuant to the Shareholder Services Agreement, the Fund reimbursed the Distributor for the fiscal years ended
December 31, 1996, 1997 and 1998  approximately $11,899,  $11,055,  and  $______
respectively.

                                    AUDITORS

   Tait, Weller & Baker, 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103-2108, are the Fund's independent accountants. The Fund's financial statements are audited annually.

                              FINANCIAL STATEMENTS

   The Fund's Financial Statements for the fiscal year ended December 31, 1998, together with the Report of the Fund's independent accountants thereon, appear in the Fund's Annual Report to Shareholders and are incorporated herein by reference.

                    APPENDIX -- DESCRIPTIONS OF BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa             Bonds which are rated Aaa are judged to be of the best  quality.
                They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba              Bonds  which  are  rated  Ba  are  judged  to  have  speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB             An obligation rated BBB exhibits adequate protection parameters.
                However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

                           BULL & BEAR FUNDS I, INC.

                           Part C. Other Information

Item 23. Exhibits

     (a) Articles of Incorporation: Filed with the Securities and Exchange Commission on April 30, 1998, Accession Number 0000796532-98-000005

     (b) By-Laws as now in effect: Filed with the Securities and Exchange Commission April 30, 1998, Accession Number 0000796532-98-000005

     (c) Articles of Incorporation: Filed with the Securities and Exchange Commission on April 30, 1998, Accession Number 0000796532-98-000005 By-Laws as now in effect: Filed with the Securities and Exchange Commission April 30, 1998, Accession Number 0000796532-98-000005

           (d) Form of Investment Management Agreement, filed with the Securities and Exchange Commission on April 30, 1998, accession number 0000796532-98-000005

           (e)       (1)       Form of Distribution  Agreement, filed  with  the
                               Securities  and Exchange Commission  on April 30,
                               1998, accession  number 0000796532-98-000005.

                     (2) Form of Related Agreement to Plan of Distribution between Investor Service Center, Inc. and Hanover Direct Advertising Company, Inc., filed with the Securities and Exchange Commission on April 30, 1998, Accession number 0000796532-98-000005.

           (f)       not applicable.

           (g) (1) Form of Custody and Investment Accounting Agreement, filed with the Securities and Exchange Commission on April 29, 1997, accession number 0000796532-97-000004

                     (2) Form of Retirement Plan Custodial Services Agreement, filed with the Securities and Exchange Commission on April 30, 1998, Accession Number 0000796532-98-000005.

           (h) (a) Form of Transfer Agency Agreement, filed with the Securities and Exchange Commission on April 28, 1995, accession number 0000796532-95-000003

                     (b)       Form  of  Agency   Agreement,   filed   with  the
                               Securities and Exchange Commission on April 30, 1998, accession number 0000796532-98-000005

                     (c) Form of Shareholder Administration Agreement, filed with the Securities and Exchange Commission on April 30, 1995, accession number 0000796532-98-000005.

                      (d) Form of credit facilities agreement, filed with the Securities and Exchange Commission on April 30, 1998, accession number 0000796532-98-000005.

                     (e) Form of Securities Lending Authorization Agreement, filed with the Securities and Exchange Commission on April 30, 1998, accession number 0000796532-98-000005.

                     (f) Form of Segregated Account Procedural and Safekeeping Agreement, filed with the Securities and Exchange Commission on April 30, 1998, accession number 0000796532-98-000005.

           (i)       Opinion   and   Consent  of  Counsel  as  to   Legality  of
                     Securities: Previously Filed.

           (j)       not applicable

Item 24. Persons Controlled by or under Common Control with Registrant Not applicable.

Item 25. Indemnification

             The Registrant is incorporated under Maryland law. Section 2-418 of the Maryland General Corporation Law requires the Registrant to indemnify its directors, officers and employees against expenses, including legal fees, in a successful defense of a civil or criminal proceeding. The law also permits indemnification of directors, officers, employees and agents unless it is proved that (a) the act or omission of the person was material and was committed in bad faith or was the result of active or deliberate dishonesty, (b) the person received an improper personal benefit in money, property or services or (c) in the case of a criminal action, the person had reasonable cause to believe that the act or omission was unlawful.

             Registrant's amended and restated Articles of Incorporation: (1) provide that, to the maximum extent permitted by applicable law, a director or officer will not be liable to the Registrant or its stockholders for monetary damages; (2) require the Registrant to indemnify and advance expense as provided in the By-laws to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the Registrant in similar capacities for other entities in advance of final disposition of any action against that person to the extent permitted by Maryland law and the 1940 Act; (3) allow the corporation to purchase insurance for any present or past director, officer, employee, or agent; and (4) require that any repeal or modification of the amended and restated Articles of Incorporation by the shareholders, or adoption or modification of any provision of the Articles of Incorporation inconsistent with the indemnification provisions, be prospective only to the extent such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of or indemnification available to any person covered by the indemnification provisions of the amended and restated Articles of Incorporation.

             Section 11.01 of Article XI of the By-Laws sets forth the procedures by which the Registrant will indemnify its directors, officers, employees and agents. Section 11.02 of Article XI of the By-Laws further provides that the Registrant may purchase and maintain insurance or other sources of reimbursement to the extent permitted by law on behalf of any person who is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in or arising out of his or her position.

             Registrant's amended Investment Management Agreement between the Registrant and Bull & Bear Advisers, Inc. ("Investment Manager") provides that the Investment Manager shall not be liable to the Registrant or its series or any shareholder of the Registrant or its series for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Investment Management Agreement relates. However, the Investment Manager is not protected against any liability to the Registrant or to the series by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

             Section 9 of the Distribution
Agreement between the Registrant and
Investor Service Center, Inc. ("Service Center") provides that the Registrant will indemnify Service Center and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Service Center to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Agreement also provides that Service Center agrees to indemnify, defend and hold the Registrant, its officers and Directors free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Service Center for use in the Registration Statement or arising out of any agreement between Service Center and any retail dealer, or arising out of supplementary literature or advertising used by Service Center in connection with the Distribution Agreement.

             The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation and By-Laws and the above-described Investment Management Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26.     Business and other Connections of  Investment Adviser

             The directors and officers of the Investment Manager, a wholly-owned subsidiary of Bull & Bear Group, Inc., are also directors and officers of other Funds managed by the Investment Manager ("Funds"). In addition, such officers are officers and directors of Bull & Bear Group, Inc. and its other subsidiaries Investor Service Center, Inc., the Funds' distributor and a registered broker/dealer, Midas Management Corporation and Rockwood Advisers, Inc., registered investment advisers, and Bull & Bear Securities, Inc., a discount brokerage firm. The principalbusiness of the Investment Manager, Midas Management Corporation and Rockwood Advisers, Inc. since their founding has been to serve as investment managers to registered investment companies. The Investment Manager also serves as investment manager of Bull & Bear Dollar Reserves, a series of Bull & Bear Funds II, Inc.; Bull & Bear U.S. Government Securities Fund, Inc.; Inc.; Bull & Bear Gold Investors Ltd. and Bull & Bear Special Equities Fund,Inc., Global Income Fund, Inc. and Tuxis Corporation. Midas Management Corporation serves as investment adviser to Midas Fund, Inc. and Rockwood Advisers, Inc. serves as investment adviser to Rockwood Fund, Inc.

Item 27.     Principal  Underwriters

    a) In addition to the Registrant, Investor Service Center, Inc. serves a principal underwriter of Bull & Bear Gold Investors Ltd., Bull & Bear Funds II, Inc., Bull & Bear Funds I, Inc., Global Income Fund, Tuxis Corporation, Midas Fund, Inc., and Rockwood Fund, Inc.

    b) Service Center will serve as the Registrant's principal underwriter with respect to Bull & Bear Special Equities Fund, Inc. The directors and officers of Service Center, their principal business addresses, their positions and offices with Service Center and their positions and offices with the Registrant (if any) are set forth below.


Name and Principal         Position and Offices with        Position and Offices
Business Address           Investor Service Center, Inc.    with Registrant
------------------         -----------------------------    --------------------
Robert D. Anderson         Vice Chairman and Director       Vice Chairman
11 Hanover Square                                           and Director
New York, NY 10005

Steven A. Landis           Senior Vice President           Senior Vice President
11 Hanover Square
New York, NY 10005

Mark C. Winmill            Director                         Co-President
11 Hanover Square
New York, NY 10005

Thomas B. Winmill       Chief Executive Officer,       Chairman, Chief Executive
11 Hanover Square       Director, General Counsel and  Officer, Co-President and
New York, NY 10005      President                        General Counsel

Deborah A. Sullivan      Chief Compliance Officer,     Chief Compliance Officer,
11 Hanover Square     Secretary and Vice President  Secretary and Vice President
New York, NY 10005

Irene K. Kawczynski        Vice President                     None
11 Hanover Square
New York, NY 10005

Joseph Leung           Chief Accounting Officer  Chief Accounting Officer, Chief
11 Hanover Square       and Treasurer            Financial Officer and Treasurer
New York, NY 10005

Item 28.     Location of Accounts
             and Records

             The minute books of Registrant and copies of its filings with the Commission are located at 11 Hanover Square, New York, NY 10005 (the offices of Registrant and its Investment Manager). All other records required by Section 31(a) of the Investment Company Act of 1940 are located at Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105 (the offices of Registrant's custodian) and at DST Systems, Inc., P.O. Box 419789, Kansas City, MO 64141-6789 (the offices of the Registrant's transfer and dividend disbursing agent). Copies of certain of the records located at Investors Fiduciary Trust Company and DST Systems, Inc. are kept at 11 Hanover Square, New York, NY 10005.

Item 29.     Management Services --  none

Item 30. Undertakings -- The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report to shareholders upon request and without charge.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto authorized, in the City, County and State of New York on this 3rd day of March, 1999.

            BULL & BEAR FUNDS I, INC.

                Thomas B. Winmill
            By: Thomas B. Winmill

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Mark C. Winmill            Co-President                         March 3, 1999
---------------
Mark C. Winmill

Thomas B. Winmill          Chairman, Chief Executive            March 3, 1999
-----------------          Officer, Co-President and
Thomas B. Winmill          General Counsel

Joseph Leung               Chief Accounting Officer,            March 3, 1999
------------               Chief Financial Officer
Joseph Leung               and Treasurer

Robert D. Anderson         Director and Vice                    March 3, 1999
------------------         Chairman
Robert D. Anderson

Bruce B. Huber             Director                             March 3, 1999
--------------
Bruce B. Huber

James E. Hunt              Director                             March 3, 1999
-------------
James E. Hunt

John B. Russell            Director                             March 3, 1999
---------------
John B. Russell